Exhibit 21
ONEOK, Inc.

SUBSIDIARIES OF THE COMPANY
AS OF DECEMBER 31, 2025

Subsidiaries	State of Incorporation or Organization
Acacia Natural Gas, L.L.C.	Delaware
Ascension Pipeline Company, LLC (50%)	Delaware
Bighorn Gas Gathering, L.L.C. (49.0%)	Delaware
Bison Prairie Assurance, L.L.C.	Oklahoma
Black Mesa Holdings, Inc.	Delaware
Black Mesa Pipeline, Inc.	Delaware
Black Mesa Pipeline Operations, L.L.C.	Delaware
Black Mesa Technologies, Inc.	Oklahoma
Border Midwestern Company	Delaware
Bridgeline Holdings, L.P.	Delaware
BridgeTex Pipeline Company, LLC (60%)	Delaware
Cedar Cove Midstream LLC (30%)	Delaware
Chisholm Pipeline Company (50%)	Delaware
Chisholm Pipeline Holdings, L.L.C.	Delaware
Cowtown Gas Processing Partners, L.P.	Texas
Cowtown Pipeline Partners L.P.	Texas
Crestone Energy Ventures, L.L.C.	Delaware
Crestone Gathering Services, L.L.C.	Delaware
Crestone Powder River, L.L.C.	Delaware
Crestone Wind River, L.L.C.	Delaware
Double Eagle Pipeline LLC (50%)	Delaware
Eiger Express Holdings, LLC (25.5%)	Delaware
Elk Merger Sub II, L.L.C.	Delaware
EnLink Barnett Gas Services GP, LLC	Delaware
EnLink Barnett Gas Services, LLC	Delaware
EnLink Calcasieu, LLC	Delaware
EnLink CCS, LLC	Delaware
EnLink Crude Marketing, LLC	Delaware
EnLink Crude Pipeline LLC	Texas
EnLink Delaware Crude Pipeline, LLC	Texas
EnLink Energy GP, LLC	Delaware
EnLink Gas Marketing, LP	Texas
EnLink LIG Liquids, LLC	Louisiana
EnLink LIG, LLC	Louisiana
EnLink Louisiana Gathering, LLC	Louisiana
EnLink Matli Holdings, LLC	Delaware
EnLink Midcon Transport, LLC	Delaware
EnLink Midcon, LLC	Delaware
EnLink Midstream Finance Corporation	Delaware
EnLink Midstream Funding, LLC	Delaware
EnLink Midstream GP, LLC	Delaware
EnLink Midstream Holdings GP, LLC	Delaware

EnLink Midstream Holdings, LP	Delaware
EnLink Midstream Operating GP, LLC	Delaware
EnLink Midstream Operating, LP	Delaware
EnLink Midstream Manager, LLC	Delaware
EnLink Midstream Partners, LP	Delaware
EnLink Midstream Services, LLC	Texas
EnLink MXP Holding, LLC	Delaware
EnLink NGL Marketing, LP	Texas
EnLink NGL Pipeline, LP	Texas
EnLink Nominee, LLC	Delaware
EnLink North Texas Gathering, LP	Texas
EnLink Oklahoma Crude Gathering, LLC	Delaware
EnLink Oklahoma Gas Processing, LP	Delaware
EnLink Pelican, LLC	Delaware
EnLink Permian II, LLC	Texas
EnLink Permian, LLC	Texas
EnLink Processing Services, LLC	Delaware
EnLink SE Texas Crude Pipeline, LLC	Delaware
EnLink Texas NGL Pipeline, LLC	Texas
EnLink Texas Processing, LP	Texas
EnLink Tuscaloosa, LLC	Louisiana
Fort Union Gas Gathering, L.L.C. (50%)	Delaware
GIP III Trophy GP, LLC	Delaware
Gulf Coast Fractionators (38.75%)	Texas
Heartland Pipeline Company (general partnership) (50%)	Texas
HoustonLink Pipeline Company, LLC (50%)	Delaware
Jefferson Island Storage & Hub, L.L.C.	Delaware
Lost Creek Gathering Company, L.L.C. (35%)	Delaware
Louisiana River Market, LLC	Delaware
Magellan Ammonia Pipeline, L.P.	Delaware
Magellan Asset Services GP, LLC	Delaware
Magellan Asset Services, L.P.	Delaware
Magellan Crude Oil Pipeline Company GP, LLC	Delaware
Magellan Crude Oil Pipeline Company, L.P.	Delaware
Magellan GP, LLC	Delaware
Magellan Logistics & Services GP, LLC	Delaware
Magellan Logistics & Services, L.P.	Delaware
Magellan Midstream Holdings GP, LLC	Delaware
Magellan Midstream Partners, L.P.	Delaware
Magellan NGL, LLC	Delaware
Magellan OLP, L.P.	Delaware
Magellan Operating Company, LLC	Delaware
Magellan Operating GP, LLC	Delaware
Magellan Pipeline Company, L.P.	Delaware
Magellan Pipeline GP, LLC	Delaware
Magellan Pipeline Terminals GP, LLC	Delaware
Magellan Pipeline Terminals, L.P.	Delaware
Magellan Pipelines Holdings GP, LLC	Delaware
Magellan Pipelines Holdings, L.P.	Delaware

Magellan Processing GP, LLC	Delaware
Magellan Processing, L.P.	Delaware
Magellan Terminals Holdings, L.P.	Delaware
MBTC Pipeline LLC (80%)	Delaware
MDP Holdings, LLC	Delaware
Medallion Crude Oil Logistics, LLC	Texas
Medallion Gathering & Processing, LLC	Texas
Medallion Midland Acquisition, L.P.	Delaware
Medallion Midland Acquisition Partnership, L.P.	Delaware
Medallion Midland Gathering, LLC	Texas
Medallion Midland Partners, LLC	Delaware
Medallion Operating Company, LLC	Delaware
Medallion Parent Holdings, L.L.C.	Delaware
Medallion Pipeline Company, LLC	Texas
Medallion Producer Services, LLC	Texas
MGP Marketing, LLC	Texas
MidCon Express, LLC (f/k/a Lazarus Gas Gathering, LLC)	Texas
Mid Continent Market Center, L.L.C.	Kansas
Mont Belvieu I Fractionation Facility (joint venture) (80%)	Texas
MVP Terminalling, LLC (25.01%)	Delaware
MXP Parent, LLC (15%)	Delaware
Nine MileCo, LLC	Texas
Northern Border Pipeline Company (general partnership) (50%)	Texas
OkTex Pipeline Company, L.L.C.	Delaware
ONEOK Arbuckle II Pipeline, L.L.C.	Oklahoma
ONEOK Arbuckle North Pipeline, L.L.C.	Delaware
ONEOK Arbuckle Pipeline, L.L.C.	Delaware
ONEOK Bakken Pipeline, L.L.C.	Delaware
ONEOK Bushton Processing, L.L.C.	Delaware
ONEOK Crude Marketing, L.L.C.	Delaware
ONEOK Delaware Gathering, LLC (f/k/a Delaware G&P LLC)	Delaware
ONEOK Delaware Midstream, LLC (f/k/a Delaware Processing LLC)	Delaware
ONEOK Elk Creek Pipeline, L.L.C.	Oklahoma
ONEOK Energy Services Company, II	Delaware
ONEOK Energy Services Company, L.P.	Texas
ONEOK Energy Services Holdings, L.L.C.	Oklahoma
ONEOK Field Services Company, L.L.C.	Oklahoma
ONEOK Gas Storage Holdings, L.L.C.	Delaware
ONEOK Gas Storage, L.L.C.	Oklahoma
ONEOK Gas Transportation, L.L.C.	Oklahoma
ONEOK Gulf Coast Pipeline, L.L.C.	Delaware
ONEOK Hydrocarbon GP, L.L.C.	Delaware
ONEOK Hydrocarbon Holdings, L.L.C.	Delaware
ONEOK Hydrocarbon Southwest, L.L.C.	Delaware
ONEOK Hydrocarbon, L.L.C.	Delaware
ONEOK Hydrocarbon, L.P.	Delaware
ONEOK ILP GP, L.L.C.	Delaware
ONEOK Leasing Company	Delaware
ONEOK MB I, L.P.	Delaware

ONEOK Midland Midstream, LLC (f/k/a Coronado Midstream LLC)	Texas
ONEOK Midstream Gas Supply, L.L.C.	Oklahoma
ONEOK Mont Belvieu Properties, L.L.C.	Delaware
ONEOK Mont Belvieu Storage Company, L.L.C.	Delaware
ONEOK NGL Distribution System, L.L.C.	Texas
ONEOK NGL Gathering, L.L.C.	Delaware
ONEOK NGL Pipeline, L.L.C.	Delaware
ONEOK North System, L.L.C.	Delaware
ONEOK Northern Border Pipeline Company Holdings, L.L.C.	Oklahoma
ONEOK Overland Pass Holdings, L.L.C.	Oklahoma
ONEOK Parking Company, L.L.C.	Delaware
ONEOK Partners GP, L.L.C.	Delaware
ONEOK Partners Intermediate Limited Partnership	Delaware
ONEOK Partners, L.P.	Delaware
ONEOK Permian NGL Operating Company, L.L.C.	Delaware
ONEOK Pipeline Holdings, L.L.C.	Delaware
ONEOK Power Solutions, L.L.C.	Delaware
ONEOK Rockies Investments, L.L.C.	Delaware
ONEOK Rockies Midstream, L.L.C.	Delaware
ONEOK Services Company, L.L.C.	Oklahoma
ONEOK Southeast Texas NGL Pipeline, L.L.C.	Oklahoma
ONEOK Sterling III Pipeline, L.L.C.	Oklahoma
ONEOK TCX Holdings, L.L.C.	Delaware
ONEOK Texas Gas Storage, L.L.C.	Texas
ONEOK Underground Storage Company, L.L.C.	Kansas
ONEOK Unit Holdings, Inc.	Delaware
ONEOK Ventures, L.L.C.	Oklahoma
ONEOK Ventures Direct Investments, L.L.C.	Oklahoma
ONEOK Ventures Fund Investments, L.L.C.	Oklahoma
ONEOK VESCO Holdings, L.L.C.	Delaware
ONEOK West Texas NGL Pipeline, L.L.C.	Texas
ONEOK Western Trail Pipeline, L.L.C.	Oklahoma
ONEOK WesTex Transmission, L.L.C.	Delaware
ONEOK Wyoming Midstream, L.L.C.	Delaware
ONEOK Wyoming Midstream Holdings, L.L.C.	Delaware
Overland Pass Pipeline Company LLC (50%)	Delaware
Powder Springs Logistics, LLC (50%)	Delaware
Redcliff Midstream, LLC	Delaware
Roadrunner Gas Transmission Holdings, LLC (50%)	Delaware
Roadrunner Gas Transmission, LLC (100% owned by Roadrunner Gas Transmission Holdings, LLC)	Delaware
Sabine Hub Services LLC	Delaware
Sabine Pass Plant Facility Joint Venture	Texas
Sabine Pipe Line LLC	Delaware
Saddlehorn Pipeline Company, LLC (40%)	Delaware
Saguaro Connector Pipeline, L.L.C.	Delaware
Saguaro Connector Pipeline Holdings, L.L.C.	Delaware
Seabrook Logistics, LLC (50%)	Delaware
Seabrook Pipeline, LLC (100% owned by Seabrook Logistics, LLC)	Delaware

Seabrook Terminal, LLC (100% owned by Seabrook Logistics, LLC)	Delaware
Sun Belt Connector, L.L.C.	Delaware
SWG Pipeline, L.L.C.	Texas
Texas City Logistics LLC (50%)	Delaware
Texas Frontera, LLC (50%)	Delaware
Tiburon Operating LLC	Texas
TOM-STACK, LLC	Delaware
TXGC Pipelines, L.L.C.	Delaware
TXGC Properties, L.L.C.	Delaware
Venice Energy Services Company, L.L.C. (10.1765%)	Delaware